METROPOLITAN SERIES FUND, INC.	SUMMARY PROSPECTUS May 1, 2010

Met/Artisan Mid Cap Value Portfolio

Class A, Class B and Class E Shares

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s Prospectus and other information about the Portfolio (including the documents listed below) online at www.metlife.com/variablefunds. You can also get this information at no cost by calling 1-800-638-7732 or by sending an e-mail request to RCG@metlife.com. The Portfolio’s Prospectus and Statement of Additional Information, both dated May 1, 2010, and the financial statements of the Portfolio for the year ended December 31, 2009, including notes to the financial statements and financial highlights and the report of the Portfolio’s independent registered public accounting firm, which are included in the Annual Report of the Portfolio, are all incorporated by reference into this Summary Prospectus. This Summary Prospectus is intended for individuals who have purchased certain variable life insurance policies and variable annuity contracts (collectively, “Contracts”) from Metropolitan Life Insurance Company and its affiliates and is not intended for other investors.

Investment Objective

Long-term capital growth.

Fees and Expenses of the Portfolio

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. These fees and expenses are based on the year ended December 31, 2009, and are expressed as a percentage of the Portfolio’s average daily net assets over that period. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges. If Contract expenses were reflected, the fees and expenses in the table and Example would be higher.

Shareholder Fees (fees paid directly from your investment)—None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class E
Management Fee (1)	0.82%	0.82%	0.82%
Distribution and Service (12b-1) Fees	None	0.25%	0.15%
Other Expenses	0.05%	0.05%	0.05%

Total Annual Portfolio Operating Expenses (1)	0.87%	1.12%	1.02%

(1)	Restated as if current fees had been in effect during the entire previous fiscal year.

Example

The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all of your dividends and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Class A	Class B	Class E
1 Year	$89	$114	$104
3 Years	$278	$356	$325
5 Years	$482	$617	$563
10 Years	$1,073	$1,363	$1,248

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 143% of the average value of its portfolio.

Principal Investment Strategies

Artisan Partners Limited Partnership (“Artisan”), subadviser to the Portfolio, invests at least 80% of the Portfolio’s net assets in the common stocks of medium-sized companies. Artisan defines a medium-sized company as one with a market capitalization greater than the market capitalization of the smallest company in the Russell Midcap Index and less than three times the weighted average market capitalization of companies in that Index. As of May 31, 2009, the market capitalization of the smallest company in the Russell Midcap Index was $829 million and the weighted average market capitalization of companies in that Index was approximately $4.91 billion. As long as an investment continues to meet the Portfolio’s other investment criteria, Artisan may choose to hold a stock even if the company’s market capitalization grows or falls outside the range given above. Artisan will generally not initiate a position in a company unless it has a market capitalization between $2 billion and $15 billion. The Portfolio invests primarily in U.S. companies.

Stock Selection

Artisan uses a bottom-up investment process in an attempt to construct a diversified portfolio of stocks issued by medium-sized U.S. companies with the following attributes for long-term success:

•

Attractive valuation.    Artisan values a business using what it believes are reasonable expectations for the long-term earnings power and capitalization rates of that business. This results in a range of values for the company that Artisan believes would be reasonable. Artisan generally will purchase a security if the stock price falls below or toward the lower end of that range.

•	Sound financial condition. Artisan seeks companies with a level of debt Artisan deems appropriate and a positive cash flow.

•	Strong business economics. Artisan favors cash-producing businesses capable of earning returns on capital Artisan finds acceptable over the company’s business cycle.

Artisan often finds investment opportunities in:

•	“Turnaround” companies. These are companies with recent poor results due to company-specific and/or industry-wide conditions that Artisan believes will not continue indefinitely.

•	Companies in transition. Artisan attempts to identify ahead of the market those companies whose stock prices may soon rise due to new management, new products or a cyclical uptrend in an industry.

•

Companies with hidden assets.    Undervalued real estate, unrecognized business lines and other “hidden” assets may not be given enough credit by investors, providing investment opportunities for Artisan.

•	Unrecognized companies. A company little-known or lacking a following among investors may be selected for the Portfolio if Artisan considers the company undervalued.

•	Companies with earnings shortfalls. Artisan may consider a company whose reduced earnings have caused the company’s stock price to drop if Artisan expects those earnings to improve.

The Portfolio may invest up to 5% of its net assets in securities of a single issuer. However, if an issuer comprises more than 5% of net assets due to market movements, the Portfolio may purchase additional securities of that issuer to invest cash received from shareholder investments and maintain the issuer’s relative weighting in the Portfolio. The Portfolio’s cash position is affected by cash flows, including from shareholder investments and redemptions and purchases and sales of portfolio securities. Investment of available cash may be slowed during periods when stock prices are moving broadly upwards because higher prevailing valuations cause fewer securities to meet the Portfolio’s investment criteria. As a result of this emphasis on valuation, the Portfolio may at times hold more than 5%, but generally not more than 10%, of its net assets in cash.

The Portfolio may sell a stock when Artisan thinks the stock is overvalued compared to Artisan’s estimate of the company’s intrinsic value, when changing circumstances affect the original reasons for Artisan’s purchase of the stock, when the company’s fundamentals have deteriorated, or when more attractive alternatives are identified.

Primary Risks

As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Primary Risks of Investing in the Portfolio” in the Prospectus, any of which could cause the Portfolio’s return or the price of its shares to decrease or could cause the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.

Market Capitalization Risk.    Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category may be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of smaller companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.

Investment Style Risk.    Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style.

Past Performance

The information below shows the volatility of the Portfolio’s returns from year to year and how the Portfolio’s average annual

Met/Artisan Mid Cap Value Portfolio

returns over time compare with those of a broad-based securities market index. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns. On May 1, 2009, Artisan succeeded Harris Associates, L.P. (“Harris”) as subadviser to the Portfolio and the Portfolio modified its principal investment strategies. On May 1, 2000, Harris succeeded Goldman Sachs Asset Management (“GSAM”), a separate operating division of Goldman, Sachs & Co., as subadviser to the Portfolio. On May 1, 1998, GSAM succeeded Loomis, Sayles & Company, L.P. (“Loomis Sayles”) as subadviser to the Portfolio. The performance information set forth below reflects the management of GSAM, Loomis Sayles, Harris and Artisan.

The bar chart below shows you the performance of the Portfolio’s Class A shares for the last ten full calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. The table below compares the Portfolio’s average annual compounded total returns for each class with relevant index returns. For more information about indexes, please see “Index Description” in the Prospectus. It is not possible to invest directly in an index.

Year-by-Year Total Return as of December 31 of Each Year

Highest Quarter	3rd – 2009	17.15%
Lowest Quarter	4th – 2008	-29.46%

Average Annual Total Return as of December 31, 2009

	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class A	41.56%	-2.51%	6.07%	—	—
Class B	41.20%	-2.75%	N/A	3.26%	2-20-01
Class E	41.34%	-2.66%	N/A	3.11%	5-1-01
Russell Midcap Value Index (reflects no deduction for mutual fund fees or expenses)	34.21%	1.98%	7.58%	—	—

Management

Adviser.    MetLife Advisers, LLC (“MetLife Advisers”) is the Portfolio’s investment adviser. For more information about the adviser, please see “Additional Information about Management—The Adviser” in the Prospectus and “Advisory Arrangements” in the Statement of Additional Information.

Subadviser.    Artisan Partners Limited Partnership is the subadviser to the Portfolio. For more information about the subadviser, please see “Additional Information about Management—The Subadviser” in the Prospectus and “Advisory Arrangements” in the Statement of Additional Information.

Portfolio Managers.    As co-managers of the Portfolio, Scott C. Satterwhite, James C. Kieffer and George O. Sertl, Jr. have been jointly and primarily responsible for the day-to-day management of the Portfolio since 2009. For additional information, please see “Additional Information about Management—The Subadviser” in the Prospectus and “Portfolio Managers” in the Statement of Additional Information.

Tax Information

For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

Payments to Insurance Companies and Their Affiliates

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies that are affiliated with the Portfolio and MetLife Advisers. As a result of these affiliations, the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other unaffiliated portfolios. The Portfolio and its related companies may also make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services. The benefits to the insurance companies of offering the Portfolio over unaffiliated portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

Met/Artisan Mid Cap Value Portfolio

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